UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On October 23, 2017, AXIS Capital Holdings Limited (the “Company”) announced that Steve Arora will join the Company as Chief Executive Officer of AXIS Re in January 2018.

Steve joins the Company following an 18 year career with Swiss Re where he served in a variety of senior positions, most recently as Head of Casualty Reinsurance and as a member of Swiss Re’s Reinsurance Executive Committee.

Additionally, the Company announced that AXIS Re Interim Chief Executive Officer, Jan Ekberg, will resume his previous role as President and Chief Underwriting Officer of AXIS Re Europe upon Mr. Arora’s formal appointment in January 2018.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated October 23, 2017.

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated October 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2017

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel